EXHIBIT 10.4


                       COMMONWEALTH BIOTECHNOLOGIES, INC.

                               WARRANT AGREEMENT


                                 June 25, 1997



Richard J. Freer, Ph.D.
911 East Leigh Street, Suite G-19
Richmond, Virginia 23219

Dear Sir:

         Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Company"), agrees to issue and sell to you warrants (the "Warrants") to purchase the number of shares of common stock (the "Common Stock"), of the Company set forth herein, subject to the terms and conditions contained herein.

         1. Issuance of Warrants; Exercise Price. The Warrants, which shall be in the form attached hereto as Exhibit A, shall be issued to you concurrently with the execution hereof in consideration of the payment by you to the Company of the sum of $0.001 cash per share of Common Stock subject to the Warrants, the receipt and sufficiency of which are hereby acknowledged. The Warrants shall provide that you and such other holder or holders of the Warrants shall have the right to purchase an aggregate of 28,947 shares of Common Stock for an exercise price equal to $9.90 per share (the "Exercise Price") or $286,575.30 in the aggregate. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as hereinafter provided, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock and other securities and property receivable upon exercise of the Warrants. The term "Exercise Price" shall mean, unless the context otherwise requires, the price per share of the Common Stock purchasable under the Warrants as set forth in this Section 1, as adjusted from time to time pursuant to Section 5.

         2. Notices of Record Date; Etc.. In the event of (i) any taking by the Company of a record date with respect to the holders of any class of securities of the Company for purposes of determining which of such holders are entitled to dividends or other distributions (other than regular quarterly dividends), or any right to subscribe for, purchase or otherwise acquire shares of stock of any class or any other securities or property, or to receive any other right, (ii) any capital reorganization of the Company, or reclassification or recapitalization of capital stock of the Company or any transfer in one or more related transactions of all or a majority of the assets or revenue or income generating capacity of the Company to, or

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consolidation or merger of the Company with or into, any other entity or person, or (iii) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or any other class of stock or securities of the Company, or another issuer pursuant to Section 5, receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such event. Any such notice shall be deposited in the United States mail, postage prepaid, at least ten (10) days prior to the date therein specified, and the holder(s) of the Warrant(s) may exercise the Warrant(s) and participate in such event as a registered holder of Common Stock, upon exercise of the Warrant(s) so held, within the ten (10) day period from the date of mailing of such notice.

         3. No Impairment. The Company shall not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or of the Warrants, but will at all times in good faith take any and all action as may be necessary in order to protect the rights of the holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, shares of Common Stock issuable from time to time upon exercise of the Warrants, (b) will not increase the par value of any shares of stock receivable upon exercise of the Warrants above the amount payable in respect thereof upon such exercise, and (c) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of the Warrants, or any of them.

         4. Exercise of Warrants. At any time before June 25, 2007 at 5:00 p.m., Richmond, Virginia time, Warrants may be exercised as to all or any portion of the whole number of shares of Common Stock covered by the Warrants by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares to be purchased in the form attached hereto as Exhibit B and by a check payable to the order of the Company in the amount required for purchase of the shares as to which the Warrant is being exercised, delivered to the Company at its principal office at Commonwealth Biotechnologies, Inc., 911 East Leigh Street, Richmond, Virginia 23219, Attention: Chairman. Upon the exercise of a Warrant in whole or in part, the Company will within five (5) days thereafter, at its expense (including the payment by the Company of any applicable issue or transfer taxes), cause to be issued in the name of and delivered to the Warrant holder a certificate or certificates for the

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number of fully paid and non-assessable shares of Common Stock to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional share, in lieu thereof such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value of one full share of Common Stock on the date of exercise. Certificates for shares of Common Stock issuable by reason of the exercise of the Warrant or Warrants shall be dated and shall be effective as of the date of the surrendering of the Warrant for exercise, notwithstanding any delays in the actual execution, issuance or delivery of the certificates for the shares so purchased. In the event a Warrant or Warrants is exercised as to less than the aggregate amount of all shares of Common Stock issuable upon exercise of all Warrants held by such person, the Company shall issue a new Warrant to the holder of the Warrant so exercised covering the aggregate number of shares of Common Stock as to which Warrants remain unexercised.

                  For purposes of this section, Current Value is defined (i) in the case for which a public market exists for the Common Stock at the time of such exercise, at a price per share equal to (A) the average of the means between the closing bid and asked prices of the Common Stock in the over-the-counter market for 20 consecutive business days commencing 30 business days before the date of such notice, (B) if the Common Stock is quoted on Nasdaq, at the average of the means of the daily closing bid and asked prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice, or (C) if the Common Stock is listed on any national securities exchange or The Nasdaq National Market, at the average of the daily closing prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice, and (ii) in the case no public market exists at the time of such exercise, at the Appraised Value. For the purposes of this Agreement, "Appraised Value" is the value determined in accordance with the following procedures. For a period of five (5) days after the date of an event (a "Valuation Event") requiring determination of Current Value at a time when no public market exists for the Common Stock (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the securities or property at issue, as of the date of the Valuation Event, which will be the fair market value of such securities or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. In the event that the parties are unable to agree upon the Appraised Value of such securities or other property by the end of the Negotiation Period, then the Appraised Value of such securities or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the holders of the Warrants and the Company (the "Appraiser"). If the holders of the Warrants and the Company cannot agree on an Appraiser within two (2) business days after the end of the Negotiation Period, the Company, on the one hand, and the holders of the Warrants, on the other hand, will each select an Appraiser within ten (10) business days after the end of the Negotiation Period and those Appraisers will determine the fair market value of such securities or property, without premium for control or discount for minority interests. Such independent Appraiser(s) will be directed to determine fair market value of such securities or property as

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soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by Appraiser(s) of the fair market value will be conclusive and binding on all parties to this Agreement. If there are two Appraisers, and they do not agree as to fair market value, then fair market value shall be determined to be the average of the fair market values as determined by each Appraiser. Appraised Value of each share of Common Stock at a time when (i) the Company is not a reporting company under the Securities Exchange Act of 1934 and (ii) the Common Stock is not traded in the organized securities markets, will, in all cases, be calculated by determining the Appraised Value of the entire Company taken as a whole and dividing that value by the number of shares of Common Stock then outstanding, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. The costs of the Appraiser(s) will be borne by the Company. In no event will the Appraised Value of the Common Stock be less than the per share consideration received or receivable with respect to the Common Stock or securities or property of the same class in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Company, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction.

         5. Protection Against Dilution. The Exercise Price for the shares of Common Stock and number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment from time to time as follows:

                  (a) Stock Dividends, Subdivisions, Reclassifications, Etc.. In case at any time or from time to time after the date of execution of this Agreement, the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or a distribution on shares of Common Stock payable in shares of Common Stock or other class of securities, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then, and in each such case, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted in such a manner that the Exercise Price for the shares issuable upon exercise of the Warrants immediately after such event shall bear the same ratio to the Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to such event shall bear to the total number of shares of Common Stock outstanding immediately after such event.

                  (b) Adjustment of Number of Shares Purchasable. When any adjustment is required to be made in the Exercise Price under this Section 5,
(i) the number of shares of Common Stock issuable upon exercise of the Warrants shall be changed (upward to the nearest full share) to the number of shares determined by dividing (x) an amount equal to the number of shares issuable pursuant to the exercise of the Warrants immediately prior to the

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adjustment, multiplied by the Exercise Price in effect immediately prior to the adjustment, by (y) the Exercise Price in effect immediately after such adjustment, and (ii) upon exercise of the Warrant, the holder will be entitled to receive the number of shares of other securities referred to in Section 5(a) that such holder would have received had the Warrant been exercised prior to the events referred to in Section 5(a).

                  (c) Adjustment for Reorganization, Consolidation, Merger, Etc.. In case of any reorganization or consolidation of the Company with, or any merger of the Company with or into, another entity (other than a consolidation or merger in which the Company is the surviving corporation) or in case of any sale or transfer to another entity of the majority of assets of the Company, the entity resulting from such reorganization or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provision (which shall be fair and equitable to the holders of Warrants) and shall assume the obligations of the Company hereunder (by written instrument executed and mailed to each holder of the Warrants then outstanding) pursuant to which, upon exercise of the Warrants, at any time after the consummation of such reorganization, consolidation, merger or conveyance, the holder shall be entitled to receive the stock or other securities or property that such holder would have been entitled to upon consummation if such holder had exercised the Warrants immediately prior thereto, all subject to further adjustment as provided in this Section 5.

                  (d) Certificate as to Adjustments. In the event of adjustment as herein provided in paragraphs of this Section 5, the Company shall promptly mail to each Warrant holder a certificate setting forth the Exercise Price and number of shares of Common Stock issuable upon exercise after such adjustment and setting forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which the Warrants shall be exercisable after any adjustment of the Exercise Price as provided in this Agreement.

                  (e) Minimum Adjustment. Notwithstanding the foregoing, no certificate as to adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change in the Exercise Price then in effect of less than five cents ($0.05) and any adjustment of less than five cents ($0.05) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, amounts to five cents ($0.05) or more; provided however, that upon the exercise of a Warrant, the Company shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which such Warrant is exercised.

         6. Representations and Warranties. You hereby acknowledge, represent and warrant to, and agree with, the Company as follows:


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                  (a) You are acquiring the Warrants and the Common Stock for your own account, for investment purposes only, and not with a view to or for the resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Warrants herein agreed to be purchased or in the Common Stock.

                  (b) You acknowledge your understanding that the offering and sale of the Warrants and the Common Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). In furtherance thereof, you represent and warrant and agree with the Company as follows:

                           (i)      You have the financial abilioty to bear the
economic risk of your investment in the Company (including its possible loss), have adequate means of providing for your current needs and personal contingencies and have no need for liquidity with respect to your investment.

                           (ii)     You have such knowledge and experience in
financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants and the Common Stock and have obtained, in your judgment, sufficient information from the Company to evaluate the merits and risks of such an investment.

                  (c) You represent, warrant and agree that the you will not sell or otherwise transfer the Warrants or the Common Stock without registration under the Act or an exemption therefrom as evidenced by an opinion of legal counsel having sufficient expertise in the transfer of restricted securities, which opinion shall be satisfactory to the Company, and fully understands and agrees that you may bear the economic risk of this investment for an indefinite period of time because, among other reasons, the Warrants and the Common Stock have not been registered under the Act or under the securities laws of states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under applicable securities laws of such states or an exemption from such registration is available. You also understand that sales or transfers of the Warrants and the Common Stock are further restricted by state securities laws.

The foregoing representations and warranties will be deemed to have been given on the date of this Agreement and on the date of each exercise of the Warrants.

         7. Restrictive Legend. Executed copies of this Agreement shall be filed in the principal office of the Company. Instruments evidencing all or part of the Warrants or the Common Stock, whether now or hereafter issued, shall contain the legend shown on Exhibit A.


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         8.       Successors and Assigns; Binding Effect.  This Agreement shall be binding upon and inure to the benefit of you and the Company and their respective successors and permitted assigns.

         9. Notices. Any notice hereunder shall be given by registered or certified mail, if to the Company, at its principal office referred to in
Section 5 and, if to the holders, to their respective addresses shown in the Warrant ledger of the Company, provided that any holder may at any time on three
(3) days' written notice to the Company designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         10. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

         11. Assignment; Replacement of Warrants. If the Warrant or Warrants are assigned, in whole or in part, the Warrants shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of shares not assigned, and the assignee shall be entitled to receive a new Warrant covering the number of shares so assigned. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and appropriate bond or indemnification protection, the Company shall issue a new Warrant of like tenor.

         12. Rights of Stockholders. Until exercised, the Warrants shall not entitle the holders thereof to any of the rights of a stockholder of the Company.

         13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of choice of laws thereof.

         14. Definition. All references to the word "you" in this Agreement shall be deemed to apply with equal effect to any persons or entities to whom Warrants have been transferred in accordance with the terms hereof, and, where appropriate, to any persons or entities holding shares of Common Stock issuable upon exercise of Warrants.

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         15.      Headings.  The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.

                                Very truly yours,

                                COMMONWEALTH BIOTECHNOLOGIES, INC.



                                By: ______________________________________
                                    President


Accepted as of the 25th day of June, 1997.



________________________________________
Richard J. Freer


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                                                                     No. 5
                                                             28,947 Shares


                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                         COMMON STOCK PURCHASE WARRANT


NEITHER THIS SECURITY NOR ANY SECURITY FOR WHICH IT MAY BE EXERCISED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY SECURITY FOR WHICH IT MAY BE EXERCISED NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

         THIS IS TO CERTIFY that Richard J. Freer or his assigns as permitted in that certain Warrant Agreement (the "Warrant Agreement") dated June 25, 1997 between the Company (as hereafter defined) and Richard J. Freer is entitled to purchase until 5:00 p.m., Richmond, Virginia time on June 25, 2007, 28,947 shares of Common Stock of Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Company"), for an exercise price per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Company. The holder of this Warrant and the shares issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided in the Warrant Agreement.

         Subject to the provisions of the Securities Act of 1933, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Company at Commonwealth Biotechnologies, Inc., 911 East Leigh Street, Richmond, Virginia 23219,
Attention: Chairman, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its corporate seal to be hereunto affixed by its proper corporate officers thereunto duly authorized.

                                       COMMONWEALTH BIOTECHNOLOGIES, INC.


                                       By: _____________________________ (SEAL)
                                           President

ATTEST:


___________________________
Secretary


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                                                                   EXHIBIT B


                              FORM OF SUBSCRIPTION


To Commonwealth Biotechnologies, Inc.:

         The undersigned, the holder of Warrant Number ______, hereby irrevocably elects to exercise the purchase right represented by such Warrant, and to purchase thereunder ______* shares of Common Stock of Commonwealth Biotechnologies, Inc. and herewith makes a payment in cash or by check of $______ thereof and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned. The undersigned acknowledges and agrees that the shares of Common Stock to be received by the undersigned are subject to the restrictions on transfer set forth in the Warrant.


                                              ______________________________
                                              (Signature)

                                              ______________________________

                                              ______________________________
                                              (Address)

Dated: ______________________


         *Insert here the number of shares set forth on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment (which adjustment will be made in the issuance of such Common Stock, other stock, securities, property, or cash) for additional Common Stock or any other stock or other securities or property or cash that, pursuant to the adjustment provisions of the Warrant, is deliverable upon exercise.


                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers unto ________ the right represented by Warrant Number ______ to purchase ______ shares of Common Stock of Commonwealth Biotechnologies, Inc. to which the attached Warrant related, and appoints _______________________ as Attorney-in-Fact to transfer such right on the books of Commonwealth Biotechnologies, Inc. with the full power of substitution in the premises.

         The undersigned represents and warrants that the transfer of the attached Warrant is permitted by the terms of the Warrant Agreement pursuant to which the attached Warrant has been issued, and the transferee hereof, by acceptance of this Assignment, agrees to be bound by the terms of the Warrant Agreement with the same force and effect as if a signatory thereto.


                                           ____________________________________
                                           (Signature)

                                           ____________________________________

                                           ____________________________________
                                           (Address)

Dated: __________________________